UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report: (Date of earliest event reported): March 7, 2005


                      Life Sciences Research, Inc. ("LSR")
             (Exact name of registrant as specified in its charter)



                                    Maryland
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                 (State or other jurisdiction of incorporation)


          0-33505                                52-2340150
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(Commission File Number)                (I.R.S. Employer Identification Number)


 Mettlers Road, East Millstone, NJ                    08875
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (732) 649-9961
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(Former name or former address, if changed since last report)



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        Item 8.01.      Other Events

     On March 7, 2005 the Company issued a press release announcing its earnings results for the fourth quarter and full year of 2004.

        Item 9.01       Financial Statements and Exhibits

        (c)             Exhibits.

                        99.1    Press Release, dated March 7, 2005.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 7, 2005                    LIFE SCIENCES RESEARCH, INC.



                                         By:      /s/   Richard Michaelson
                                              ---------------------------------
                                         Name:     Richard Michaelson
                                         Title:    CFO and Secretary